UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Steven I. Koszalka

American Funds Strategic Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Strategic Bond FundSM

Annual report for the year ended December 31, 2018

Our distinctive
approach relies
on flexibility in the
pursuit of enhanced
long-term results

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2020. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment results and net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2019, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.38%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

12	Financial statements

34	Board of trustees and other officers

Fellow investors:

Volatility sparked by signs of weakness in global growth and tighter monetary policy made it a challenging year for bond markets during American Funds Strategic Bond Fund’s fiscal year. Yields jumped and credit weakened, leading to mixed results across fixed income sectors.

For the 12 months ended December 31, 2018, the fund posted a total return of 0.27%, with all distributions reinvested. By comparison, the unmanaged Bloomberg Barclays U.S. Aggregate Index — the core bond benchmark that the fund seeks to outpace — returned 0.01%. The fund’s peer group, the Lipper Core Plus Bond Funds Average, lost 0.90%.

During the 12-month period, the fund paid dividends totaling about 35 cents a share, resulting in an income return of 3.43% for those investors who reinvested dividends, or 3.40% if taken in cash.

Bond market overview

U.S. markets had a turbulent year. Volatility spiked in early and late 2018, as investors reacted to signs of weakness in global growth and tighter monetary policy. The U.S. Federal Reserve raised the federal funds target four times during 2018, to a range of 2.25% to 2.50%, citing a strong U.S. economy, moderate inflation and a tight labor market. The yield on the benchmark 10-year Treasury ended the year at 2.69%, 29 basis points higher than at 2018’s start. Shorter term rates rose even more dramatically, indicating a flattening of the yield curve. Two-year Treasury yields increased 59 basis points to end the period at 2.48%.

U.S. bond returns varied from sector to sector. Treasury bonds rose modestly, boosted by safe-haven buying amid volatility. Despite moderate inflation throughout the year, Treasury Inflation-

Results at a glance

For periods ended December 31, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	Lifetime (since 3/18/16)

American Funds Strategic Bond Fund (Class A shares)	0.27%	1.92%
Bloomberg Barclays U.S. Aggregate Index*	0.01	1.34
Lipper Core Plus Bond Funds Average†	–0.90	2.12

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Strategic Bond Fund	1

The market’s evolving rate hike expectations

As 2018 wore on, investors increasingly believed that a greater number of Fed rate hikes would occur in 2019 and 2020. But volatility late in the year has led them to think cuts may be more likely.

Data based on federal funds rate futures at quarter-end and assumes that each hike or cut is 25 basis points. Source: Bloomberg. As of 12/31/18.

Protected Securities (TIPS) saw a 1.3% loss as expectations sagged toward year-end. Credit fared worse, with investment-grade (BBB/Baa and above) and high-yield bonds losing 2.5% and 2.1%, respectively. The spread between investment-grade corporate bonds and Treasuries, the premium investors receive for taking credit risk, widened during the year by 60 basis points to reach 153 basis points, the highest level since 2016. Rising rates led to less corporate issuance, down 20% from 2017’s record level.

Asset price volatility reemerged despite a backdrop of a strong U.S. economy that was projected to have grown by more than 3%. The national unemployment rate also spent most of the year below 4%, a level considered extremely low on a historical basis. Consumer and business confidence were also running very high, only declining modestly amid equity market declines late in the year.

A series of retaliatory tariffs between the U.S. and China elevated geopolitical tensions across the globe. The world’s two largest economies levied tariffs on imports worth hundreds of billions of dollars, and faced off over intellectual property protection issues. In late December, a partial U.S. government shutdown over budget disagreements also affected markets.

In global fixed income markets, European government bonds had a positive year, supported by safe-haven buying and speculation that the European Central Bank may delay raising interest rates. Dollar strength and rising U.S. rates jolted emerging markets debt, which ended 2018 in negative territory.

Inside the portfolio

The fund maintained its strategy of focusing its investments on high-conviction interest rate and credit strategies, consisting largely of high-quality assets such as U.S. Treasuries and investment-grade bonds. It also invested in other sectors to a lesser extent, such as high-yield corporate bonds, emerging markets debt and municipal bonds. Rates rising throughout much of the year and corporate bonds feeling pressure related to sources of equity volatility made for a very difficult environment for fixed income investing.

Still, the fund achieved a positive result that outpaced its benchmark and peers by implementing a number of research-driven strategies throughout the year. For example, managers believed that the market underestimated the Fed’s willingness to stay on its projected rate hike path early in the year. This led the fund to have a relatively low duration position — a measure of interest rate risk exposure — at that time, which was a positive contributor to results.

The fund’s yield curve positioning, the way in which managers believed that interest rate risk should be taken at varying maturities along the Treasury curve, consisted of a larger concentration of shorter maturity Treasuries than the index but a smaller relative concentration on the longer end. This position would benefit if the yield curve steepened. While this hurt results in the first half of the year, the position helped results in the second half of the year.

The fund’s investment in TIPS helped during the early part of the year, as inflation began to drift higher and expectations for future inflation rose. However, those expectations reset lower later in the year, as market volatility increased. This resulted in TIPS having a negative impact on full-year results relative to the benchmark.

The fund’s credit holdings benefited results. Careful selection of investments in companies with improving credit profiles enabled the portfolio’s holdings to outpace the weak overall results in the broad investment-grade corporate and high-yield credit sectors.

2	American Funds Strategic Bond Fund

Emerging markets debt cheapened during the year, as it lost favor with some investors who feared an adverse impact on these bonds due to slower global growth and tighter monetary policy. Managers, however, added bonds where they found good fundamental value. A number of idiosyncratic strategies also had a positive impact on results. For instance, in currencies, investments in Japanese yen held at the right times during the year boosting returns.

To manage duration and curve positioning, managers utilized both cash bonds and derivatives such as interest rate swaps and futures. The fund primarily used these derivatives to shift its interest rate exposure away from short and long maturities toward intermediate maturities. They also utilized credit default swaps to lessen their exposure to credit risk. Results benefited from an increase in the value of our position in investment-grade and high-yield credit default swaps.

Looking ahead

Managers will be paying close attention to economic trends. While American consumers are likely to appear confident and employed throughout the year, more subtle leading indicators could begin to show deterioration and the onset of other late-cycle symptoms. How those forward-looking measures of business activity fare should be telling in terms of whether the next recession is imminent or still a ways off. In either case, jittery investors are likely to make 2019 another year of heightened volatility, in comparison to extreme calm seen throughout most of 2016 and 2017.

The Fed’s interest rate path is now more muddled. We could see anything from a single hike in 2019 to even a cut if significant volatility persists. That leads managers to believe that interest rates aren’t likely to increase much more in this economic cycle. They continue to be positioned for the Treasury yield curve to steepen, not only because they see short-term rates unlikely to rise sharply from here, but also because they expect investors to demand additional compensation for longer maturity bonds as growth weakens. Even if inflation expectations remain muted, managers continue to see value in TIPS, which are likely to provide a good hedge on some of their broader rates strategies and have historically fared relatively well late in economic cycles.

Assuming a somewhat bumpy but largely sideways path for equity markets in 2019, credit spreads are likely to neither widen nor tighten dramatically. For this reason, the fund is starting the year positioned nearly neutral on credit exposure. Although some investors have become very worried about the buildup of corporate debt over the past decade, managers believe that careful security selection can reveal good opportunities. For example, managers are likely to continue to gravitate toward issuers who have sold bonds to fund mergers and acquisitions, but have since committed to cutting their debt load. Many of these companies appear to have very healthy prospects, so their bonds should fare relatively well. Other corporate bonds they pursue are those issued by strong companies, likely to hold up in a downturn. As spreads widen and bonds cheapen, other investments or sectors could also begin to look more attractive.

Fundamental research is the foundation of American Funds Strategic Bond Fund’s portfolio. We believe that having the focus and discipline to choose strategies and investments based on robust analysis is a particularly important advantage when markets become choppy.

We appreciate your support and look forward to reporting to you again in six months.

Cordially,

David A. Hoag
President

February 14, 2019

For current information about the fund, visit americanfunds.com.

American Funds Strategic Bond Fund	3

The value of a $10,000 investment

How a $10,000 investment has fared (for the period March 18, 2016, to December 31, 2018, with distributions reinvested).

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,6251. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Thomson Reuters Lipper. Results of the Lipper Core Plus Bond Funds Average do not reflect any sales charges. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	For the period March 18, 2016 (commencement of operations), through March 31, 2016.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2018)*

	1 year	Lifetime (since 3/18/16)

Class A shares	–3.53%	0.53%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 1.03% for Class A shares as of the prospectus dated March 1, 2019 (unaudited).

The net expense ratio is 0.99%. Expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2020. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment results and net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

4	American Funds Strategic Bond Fund

Summary investment portfolio December 31, 2018

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	31.07%
AAA/Aaa	2.04
AA/Aa	3.18
A/A	15.05
BBB/Baa	22.42
Below investment grade	14.36
Short-term securities & other assets less liabilities	11.88

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 88.12%	Principal amount (000)	Value (000)
Corporate bonds & notes 44.27%
Health care 8.11%
AstraZeneca PLC 3.375% 2025	$2,800	$2,710
Bayer US Finance II LLC 4.375% 2028[1]	2,912	2,788
CVS Health Corp. 4.30% 2028	9,015	8,844
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[1]	3,905	3,998
Teva Pharmaceutical Finance Co. BV 6.00% 2024	5,710	5,514
Teva Pharmaceutical Finance Co. BV 2.80%–4.10% 2023–2046	3,550	2,790
UnitedHealth Group Inc. 3.875% 2028	4,560	4,628
Other securities		16,885
		48,157

Financials 6.95%
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[2]	3,335	3,325
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[2]	3,000	2,900
Citigroup Inc. 3.52% 2028 (3-month USD-LIBOR + 1.151% on 10/27/2027)[2]	1,725	1,613
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[2]	5,009	4,894
Danske Bank AS 3.875% 2023[1]	3,700	3,565
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[2]	2,771	2,768
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[2]	2,800	2,853
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[2]	4,100	3,880
Standard Chartered PLC 3.885% 2024 (3-month USD-LIBOR + 1.08% on 3/15/2023)[1,2]	4,400	4,263
Other securities		11,161
		41,222

Energy 6.65%
Concho Resources Inc. 4.30% 2028	3,495	3,428
Other securities		36,008
		39,436

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer discretionary 4.45%
Netflix, Inc. 5.875% 2028[1]	$3,450	$3,370
Sands China Ltd. 4.60% 2023[1]	6,000	5,975
Sands China Ltd. 5.40% 2028[1]	4,500	4,356
Other securities		12,727
		26,428

Materials 4.02%
Dow Chemical Co. 4.80% 2028[1]	2,800	2,856
Dow Chemical Co. 5.55% 2048[1]	1,400	1,420
DowDuPont Inc. 4.73%–5.42% 2028–2048	1,900	1,978
Sherwin-Williams Co. 3.45% 2027	3,680	3,439
Other securities		14,153
		23,846

Utilities 3.46%
SCANA Corp. 4.13%–4.75% 2021–2022	4,199	4,235
South Carolina Electric & Gas Co. 4.10%–5.45% 2028–2046	4,476	4,798
Other securities		11,486
		20,519

Consumer staples 3.44%
Keurig Dr Pepper Inc. 5.085% 2048[1]	3,518	3,362
Other securities		17,079
		20,441

Industrials 3.30%
Northrop Grumman Corp. 3.25% 2028	4,185	3,920
Other securities		15,687
		19,607

Communication services 2.55%
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.956% 2024[3]	4,210	4,087
Other securities		11,041
		15,128

Information technology 1.02%
Other securities		6,041

Real estate 0.32%
Other securities		1,878

Total corporate bonds & notes		262,703

U.S. Treasury bonds & notes 31.07%
U.S. Treasury inflation-protected securities 26.82%
U.S. Treasury Inflation-Protected Security 0.375% 2025[4]	25,775	24,862
U.S. Treasury Inflation-Protected Security 0.125% 2026[4,5]	10,075	9,461
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	10,337	9,825
U.S. Treasury Inflation-Protected Security 0.75% 2028[4]	66,085	64,726
U.S. Treasury Inflation-Protected Security 2.125% 2041[4]	3,002	3,552
U.S. Treasury Inflation-Protected Security 0.875% 2047[4,5]	27,341	25,138
U.S. Treasury Inflation-Protected Security 1.00% 2048[4,5]	19,111	14,598
U.S. Treasury Inflation-Protected Securities 0.13%–1.00% 2023–2046[4]	7,296	7,009
		159,171

U.S. Treasury 4.25%
U.S. Treasury 2.625% 2021	4,480	4,496
U.S. Treasury 2.625% 2023	5,471	5,500
U.S. Treasury 3.125% 2028	3,753	3,898
U.S. Treasury 3.375% 2048	5,500	5,889
U.S. Treasury 2.00%–3.00% 2021–2048[5]	5,398	5,426
		25,209

Total U.S. Treasury bonds & notes		184,380

6	American Funds Strategic Bond Fund

	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 8.67%
Honduras (Republic of) 8.75% 2020		$2,529	$2,696
India (Republic of) 7.61% 2030	INR	367,000	5,282
India (Republic of) 7.88% 2030		333,000	4,885
Italy (Republic of) 2.00% 2028		€4,800	5,267
Japan, Series 20, 0.10% 2025[4]		¥508,000	4,767
Kenya (Republic of) 5.875% 2019		$3,900	3,914
Pakistan (Islamic Republic of) 7.25% 2019		3,800	3,800
Ukraine Government 7.75% 2019		3,900	3,870
United Kingdom 1.625% 2071		£3,200	3,934
Other securities			13,060
			51,475

Municipals 2.33%
Other 2.33%			13,801
Other securities			13,801

Asset-backed obligations 0.90%
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[1,6]		$5,095	5,063
Other securities			280
			5,343

Mortgage-backed obligations 0.88%
Federal agency mortgage-backed obligations 0.88%
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[6]		3,485	3,646
Other securities			1,585
			5,231

Total bonds, notes & other debt instruments (cost: $539,813,000)			522,933

Short-term securities 8.60%
Alberta (Province of) 2.55% due 1/7/2019[1]		10,000	9,995
Federal Home Loan Bank 2.34%–2.38% due 1/14/2019–2/21/2019		16,400	16,366
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019		9,000	8,980
Novartis Finance Corp. 2.41% due 1/3/2019[1]		9,000	8,998
Roche Holdings, Inc. 2.38% due 1/4/2019[1]		5,000	4,999
Other securities			1,698

Total short-term securities (cost: $51,054,000)			51,036
Total investment securities 96.72% (cost: $590,867,000)			573,969
Other assets less liabilities 3.28%			19,471

Net assets 100.00%			$593,440

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,857,000, which represented .31% of the net assets of the fund.

American Funds Strategic Bond Fund	7

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 12/31/2018 (000) [8]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
30 Day Federal Funds Futures	Long	1,307	April 2019	$544,627	$531,501	$217
90 Day Euro Dollar Futures	Long	1,405	March 2021	351,250	342,680	2,136
90 Day Euro Dollar Futures	Long	392	December 2021	98,000	95,555	535
5 Year Euro-Bobl Futures	Long	230	March 2019	€23,000	34,922	89
5 Year U.S. Treasury Note Futures	Long	519	April 2019	$51,900	59,523	980
10 Year U.S. Treasury Note Futures	Long	1,979	March 2019	197,900	241,469	907
10 Year Ultra U.S. Treasury Note Futures	Short	635	March 2019	(63,500)	(82,600)	(2,632)
20 Year U.S. Treasury Bond Futures	Short	158	March 2019	(15,800)	(23,068)	(1,060)
30 Year Ultra U.S. Treasury Bond Futures	Short	804	March 2019	(80,400)	(129,168)	(5,584)
						$(4,412)

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD2,745	MXN56,200	Citibank	1/7/2019	$(113)
USD3,392	COP10,797,000	JPMorgan Chase	1/8/2019	69
COP10,797,000	USD3,335	Citibank	1/8/2019	(11)
USD1,611	MXN33,247	Morgan Stanley	1/8/2019	(80)
AUD7,709	USD5,586	Goldman Sachs	1/9/2019	(155)
JPY390,000	USD3,439	HSBC Bank	1/10/2019	122
USD2,996	ZAR42,000	Goldman Sachs	1/10/2019	80
EUR4,975	USD5,633	Goldman Sachs	1/10/2019	72
USD1,185	GBP925	JPMorgan Chase	1/10/2019	5
USD2,762	SEK25,000	Bank of America, N.A.	1/10/2019	(61)
JPY1,050,000	USD9,283	JPMorgan Chase	1/11/2019	306
JPY1,050,000	USD9,284	Goldman Sachs	1/11/2019	305
USD2,859	AUD3,875	Citibank	1/11/2019	129
BRL10,000	USD2,577	Goldman Sachs	1/11/2019	1
USD2,564	BRL10,000	Citibank	1/11/2019	(14)
CAD1,548	USD1,176	Bank of America, N.A.	1/11/2019	(42)
EUR5,100	USD5,829	JPMorgan Chase	1/14/2019	21
USD826	KRW916,000	Morgan Stanley	1/14/2019	5
USD2,687	MXN55,600	Citibank	1/14/2019	(136)
JPY789,185	USD6,994	Bank of America, N.A.	1/17/2019	217
EUR2,470	NOK24,000	HSBC Bank	1/17/2019	57
MXN30,387	USD1,490	Morgan Stanley	1/17/2019	52
GBP1,255	USD1,582	HSBC Bank	1/17/2019	19
USD1,250	SGD1,715	HSBC Bank	1/17/2019	(9)
USD1,251	EUR1,100	HSBC Bank	1/17/2019	(11)
USD4,704	KRW5,300,000	HSBC Bank	1/17/2019	(49)
USD10,156	INR720,000	JPMorgan Chase	1/17/2019	(137)
USD2,800	KRW3,145,000	Goldman Sachs	1/18/2019	(20)
USD2,960	BRL11,500	HSBC Bank	1/22/2019	(2)
COP9,580,000	USD2,975	Citibank	1/22/2019	(29)
CLP3,700,000	USD5,387	UBS AG	1/22/2019	(52)
USD1,237	CAD1,648	Bank of America, N.A.	1/24/2019	29
MXN21,450	USD1,063	Citibank	1/24/2019	24
USD3,086	SGD4,230	HSBC Bank	1/24/2019	(19)
USD4,894	JPY551,946	Morgan Stanley	1/24/2019	(152)
USD2,152	KRW2,424,600	HSBC Bank	1/25/2019	(22)
JPY329,685	USD2,941	Goldman Sachs	1/29/2019	74
EUR300	USD342	HSBC Bank	1/29/2019	2
USD3,320	SEK29,925	Morgan Stanley	1/29/2019	(65)
CAD11,475	USD8,531	Bank of America, N.A.	1/29/2019	(119)

8	American Funds Strategic Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD7,819	MXN158,075	Goldman Sachs	2/14/2019	$(168)
MXN158,075	USD7,540	Goldman Sachs	9/17/2019	160
				$283

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
7.48%	28-day MXN-TIIE	1/11/2019	MXN	690,000	$(8)	$—	$(8)
7.46%	28-day MXN-TIIE	1/24/2019		390,000	(14)	—	(14)
2.41%	U.S. EFFR	3/20/2019		$4,824,274	37	—	37
2.407%	U.S. EFFR	3/20/2019		4,025,726	15	—	15
SONIA	0.735%	3/20/2019		£1,460,000	(108)	—	(108)
0.864%	3-month GBP-LIBOR	3/20/2019		1,460,000	(195)	—	(195)
7.195%	28-day MXN-TIIE	4/15/2019	MXN	220,000	(46)	—	(46)
U.S. EFFR	2.53875%	5/1/2019		$3,261,900	(473)	—	(473)
7.51%	28-day MXN-TIIE	5/30/2019	MXN	410,000	(97)	—	(97)
0.7995%	SONIA	6/19/2019		£1,460,000	223	—	223
0.80125%	SONIA	6/19/2019		365,000	58	—	58
3-month GBP-LIBOR	0.94%	6/19/2019		1,825,000	— [9]	—	— [9]
1.962%	3-month Canada BA	6/27/2019	C$	122,000	(136)	—	(136)
2.6425%	U.S. EFFR	7/31/2019		$1,920,100	512	—	512
2.635%	U.S. EFFR	7/31/2019		1,899,900	490	—	490
3-month USD-LIBOR	1.5655%	8/29/2019		102,000	781	—	781
2.782%	U.S. EFFR	9/18/2019		1,110,254	549	—	549
1.726%	3-month USD-LIBOR	10/2/2019		53,000	(406)	—	(406)
1.8185%	3-month USD-LIBOR	10/31/2019		124,000	(929)	—	(929)
3-month USD-LIBOR	2.159%	1/11/2020		280,000	1,653	—	1,653
1.905%	U.S. EFFR	1/11/2020		280,000	(1,469)	—	(1,469)
U.S. EFFR	2.405%	1/29/2020		2,133,600	(98)	—	(98)
U.S. EFFR	2.403%	1/29/2020		2,956,400	(128)	—	(128)
(0.223)%	EONIA	2/1/2020		€55,500	90	—	90
(0.122)%	6-month EURIBOR	2/1/2020		56,100	78	—	78
(0.2305)%	EONIA	2/2/2020		109,500	167	—	167
1.997%	U.S. EFFR	2/13/2020		$100	— [9]	—	— [9]
1.8725%	3-month USD-LIBOR	3/20/2020		52,000	(535)	—	(535)
U.S. EFFR	2.19%	3/29/2020		123,700	248	—	248
U.S. EFFR	2.2025%	3/29/2020		124,500	230	—	230
2.5935%	3-month USD-LIBOR	3/29/2020		124,500	(212)	—	(212)
2.577%	3-month USD-LIBOR	3/29/2020		123,700	(236)	—	(236)
U.S. EFFR	2.174%	4/4/2020		65,360	144	—	144
2.5725%	3-month USD-LIBOR	4/4/2020		65,364	(131)	—	(131)
U.S. EFFR	2.19%	4/6/2020		43,300	86	—	86
2.599%	3-month USD-LIBOR	4/6/2020		43,300	(71)	—	(71)
7.14%	28-day MXN-TIIE	4/29/2020	MXN	448,450	(438)	—	(438)
7.84%	28-day MXN-TIIE	5/8/2020		216,660	(115)	—	(115)
7.87%	28-day MXN-TIIE	5/8/2020		397,340	(204)	—	(204)
3-month USD-LIBOR	2.674%	5/31/2020		$150,000	65	—	65
2.284%	U.S. EFFR	5/31/2020		150,000	(119)	—	(119)
6.78%	28-day MXN-TIIE	7/6/2020	MXN	213,540	(291)	—	(291)
3-month USD-LIBOR	2.8025%	8/15/2020		$129,055	(246)	—	(246)
(0.1855)%	EONIA	12/5/2020		€102,000	96	—	96
(0.194)%	EONIA	12/10/2020		63,000	51	—	51
2.48%	U.S. EFFR	12/20/2020		$304,886	740	—	740
3-month USD-LIBOR	2.465%	2/13/2021		86,100	316	—	316
2.094%	U.S. EFFR	2/13/2021		85,300	(391)	—	(391)

American Funds Strategic Bond Fund	9

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
1.63%	U.S. EFFR	2/22/2022		$32,700	$(626)	$—	$(626)
6.99%	28-day MXN-TIIE	6/17/2022	MXN	130,000	(319)	—	(319)
2.5775%	U.S. EFFR	7/16/2022		$228,977	846	—	846
2.10125%	U.S. EFFR	1/12/2023		36,000	(232)	—	(232)
2.7435%	3-month USD-LIBOR	2/16/2023		48,800	331	—	331
2.7365%	3-month USD-LIBOR	2/20/2023		49,000	319	—	319
2.045%	3-month USD-LIBOR	3/24/2023		53,800	(446)	—	(446)
2.715%	3-month USD-LIBOR	4/6/2023		15,000	87	—	87
2.55%	U.S. EFFR	4/26/2023		50,000	611	—	611
2.5815%	U.S. EFFR	5/25/2023		96,000	1,319	—	1,319
2.437%	U.S. EFFR	5/31/2023		180,000	1,384	—	1,384
3-month USD-LIBOR	2.815%	5/31/2023		180,000	(1,840)	—	(1,840)
1.8875%	3-month USD-LIBOR	6/7/2023		33,600	(382)	—	(382)
1.569%	3-month USD-LIBOR	7/6/2023		40,500	(708)	—	(708)
1.615%	3-month USD-LIBOR	8/18/2023		73,000	(1,211)	—	(1,211)
3.1615%	3-month USD-LIBOR	10/9/2023		31,600	833	—	833
3-month USD-LIBOR	3.09009%	10/31/2023		58,020	(1,371)	—	(1,371)
3-month USD-LIBOR	3.0965%	10/31/2023		57,685	(1,380)	—	(1,380)
2.42%	3-month USD-LIBOR	11/18/2023		50,000	(112)	—	(112)
U.S. EFFR	2.4435%	12/20/2023		14,017	(108)	—	(108)
U.S. EFFR	2.45375%	12/20/2023		125,559	(1,024)	—	(1,024)
U.S. EFFR	2.4325%	12/21/2023		32,000	(229)	—	(229)
1.805%	U.S. EFFR	2/21/2024		48,000	(1,084)	—	(1,084)
2.524%	3-month USD-LIBOR	4/14/2025		9,000	(18)	—	(18)
2.354%	3-month USD-LIBOR	9/25/2025		109,600	(1,174)	—	(1,174)
3-month USD-LIBOR	2.638%	1/3/2026		57,500	(46)	—	(46)
6-month JPY-LIBOR	0.1277%	3/24/2026		¥500,000	(17)	—	(17)
6-month JPY-LIBOR	(0.0823)%	7/11/2026		1,200,000	138	—	138
3-month USD-LIBOR	1.6835%	11/2/2026		$3,900	267	—	267
3-month USD-LIBOR	1.688%	11/2/2026		2,100	143	—	143
28-day MXN-TIIE	8.07%	1/1/2027	MXN	180,000	356	—	356
28-day MXN-TIIE	8.135%	1/14/2027		102,000	183	—	183
3-month USD-LIBOR	2.38%	2/15/2027		$13,100	264	—	264
2.4805%	3-month USD-LIBOR	3/21/2027		27,000	(356)	—	(356)
2.3335%	3-month USD-LIBOR	3/29/2027		25,000	(606)	—	(606)
2.333%	3-month USD-LIBOR	3/29/2027		30,000	(729)	—	(729)
28-day MXN-TIIE	7.47%	4/5/2027	MXN	60,000	234	—	234
0.8153%	6-month EURIBOR	4/28/2027		€14,500	250	—	250
3-month SEK-STIBOR	1.125%	4/28/2027	SKr	138,000	(214)	—	(214)
3-month USD-LIBOR	2.293%	5/3/2027		$5,800	160	—	160
28-day MXN-TIIE	7.625%	5/20/2027	MXN	108,000	377	—	377
3-month USD-LIBOR	2.2935%	7/17/2027		$15,000	431	—	431
0.8518%	6-month EURIBOR	8/21/2027		€6,200	111	—	111
3-month SEK-STIBOR	1.215%	8/21/2027	SKr	60,000	(129)	—	(129)
2.2295%	3-month USD-LIBOR	9/22/2027		$9,800	(343)	—	(343)
3-month USD-LIBOR	2.388%	10/31/2027		89,000	2,011	—	2,011
3-month USD-LIBOR	2.31934%	11/17/2027		11,900	339	—	339
3-month USD-LIBOR	2.31613%	11/17/2027		11,100	319	—	319
2.91%	3-month USD-LIBOR	2/1/2028		19,100	100	—	100
2.908%	3-month USD-LIBOR	2/1/2028		19,100	99	—	99
2.925%	3-month USD-LIBOR	2/1/2028		15,300	90	—	90
2.92%	3-month USD-LIBOR	2/2/2028		14,500	82	—	82
2.919%	3-month USD-LIBOR	7/16/2028		20,500	386	—	386
6-month GBP-LIBOR	1.6567%	9/28/2028		£11,900	(324)	—	(324)
3-month USD-LIBOR	2.679%	4/14/2030		$4,800	28	—	28
3-month USD-LIBOR	2.514%	9/25/2030		58,300	1,267	—	1,267
3-month USD-LIBOR	2.35%	3/24/2031		11,700	439	—	439
3-month USD-LIBOR	2.22%	6/7/2031		7,300	360	—	360
3-month USD-LIBOR	1.8929%	7/6/2031		8,700	669	—	669
3-month USD-LIBOR	1.87%	8/18/2031		15,500	1,225	—	1,225
3-month USD-LIBOR	2.57%	11/18/2031		11,000	242	—	242

10	American Funds Strategic Bond Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
3-month USD-LIBOR	2.9625%	2/1/2038	$11,400	$35	$—	$35
3-month USD-LIBOR	2.963%	2/1/2038	11,500	35	—	35
3-month USD-LIBOR	2.986%	2/1/2038	9,200	13	—	13
3-month USD-LIBOR	2.967%	2/2/2038	8,900	25	—	25
U.S. EFFR	2.505%	3/22/2048	2,500	3	—	3
U.S. EFFR	2.51375%	3/22/2048	2,800	(2)	—	(2)
U.S. EFFR	2.40875%	4/13/2048	14,000	294	—	294
U.S. EFFR	2.43625%	4/19/2048	14,000	213	—	213
U.S. EFFR	2.554%	4/26/2048	11,200	(104)	—	(104)
U.S. EFFR	2.625%	5/25/2048	22,000	(531)	—	(531)
2.638%	U.S. EFFR	8/1/2048	9,800	263	—	263
U.S. EFFR	2.52%	8/24/2048	5,700	(12)	—	(12)
3.1675%	3-month USD-LIBOR	9/27/2048	29,000	1,999	—	1,999
6-month GBP-LIBOR	1.7927%	10/4/2048	£4,600	(364)	—	(364)
3.236%	3-month USD-LIBOR	10/31/2048	$13,340	1,122	—	1,122
3.22859%	3-month USD-LIBOR	10/31/2048	13,335	1,101	—	1,101
3-month USD-LIBOR	3.19%	11/29/2048	17,500	(1,300)	—	(1,300)
					$—	$3,595

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 12/31/2018 (000)
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	$264,715	$(1,469)	$(4,992)	$3,523
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	30,681	(612)	(1,372)	760
					$(6,364)	$4,283

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $118,671,000, which represented 20.00% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,950,000, which represented 2.69% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BA = Banker’s acceptances

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CLP = Chilean pesos

COP = Colombian pesos

EFFR = Federal Funds Effective Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

SEK/SKr = Swedish kronor

SGD = Singapore dollars

SONIA = Sterling Overnight Interbank Average Rate

STIBOR = Stockholm Interbank Offered Rate

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements

American Funds Strategic Bond Fund	11

Financial statements

Statement of assets and liabilities

at December 31, 2018

(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $590,868)		$573,969
Cash		1,015
Cash denominated in currencies other than U.S. dollars (cost: $12,489)		12,474
Unrealized appreciation on open forward currency contracts		1,749
Receivables for:
Sales of investments	$123
Sales of fund’s shares	2,812
Interest	4,572
Variation margin on futures contracts	956
Variation margin on swap contracts	4,543
Other	49	13,055
		602,262
Liabilities:
Unrealized depreciation on open forward currency contracts		1,466
Payables for:
Purchases of investments	131
Repurchases of fund’s shares	1,336
Investment advisory services	276
Services provided by related parties	31
Trustees’ deferred compensation	2
Variation margin on futures contracts	857
Variation margin on swap contracts	4,591
Other	132	7,356
Net assets at December 31, 2018		$593,440

Net assets consist of:
Capital paid in on shares of beneficial interest		$615,114
Total accumulated loss		(21,674)
Net assets at December 31, 2018		$593,440

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (60,386 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$395,399	40,227	$9.83
Class C	21,385	2,182	9.80
Class T	10	1	9.83
Class F-1	7,839	798	9.82
Class F-2	70,259	7,147	9.83
Class F-3	29,910	3,044	9.82
Class 529-A	18,289	1,863	9.82
Class 529-C	5,829	595	9.80
Class 529-E	1,339	136	9.82
Class 529-T	10	1	9.83
Class 529-F-1	4,909	500	9.83
Class R-1	540	55	9.82
Class R-2	2,243	229	9.81
Class R-2E	86	9	9.83
Class R-3	2,722	277	9.82
Class R-4	3,166	322	9.82
Class R-5E	116	12	9.83
Class R-5	736	75	9.83
Class R-6	28,653	2,913	9.83

See notes to financial statements

12	American Funds Strategic Bond Fund

Statement of operations
for the year ended December 31, 2018

(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $46)		$24,367
Fees and expenses*:
Investment advisory services	$3,256
Distribution services	1,308
Transfer agent services	585
Administrative services	133
Reports to shareholders	56
Registration statement and prospectus	290
Trustees’ compensation	4
Auditing and legal	62
Custodian	65
Other	113
Total fees and expenses before waiver/reimbursements	5,872
Less waivers/reimbursements of fees and expenses:
Investment advisory services waiver	31
Miscellaneous fee reimbursements	221
Total fees and expenses after waiver/reimbursements		5,620
Net investment income		18,747

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(12,481)
Futures contracts	1,971
Forward currency contracts	3,029
Swap contracts	3,438
Currency transactions	49	(3,994)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $71)	(20,640)
Futures contracts	(3,262)
Forward currency contracts	895
Swap contracts	10,581
Currency translations	(68)	(12,494)
Net realized loss and unrealized depreciation		(16,488)

Net increase in net assets resulting from operations		$2,259

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

American Funds Strategic Bond Fund	13

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2018	2017
Operations:
Net investment income	$18,747	$10,281
Net realized (loss) gain	(3,994)	2,952
Net unrealized depreciation	(12,494)	(2,005)
Net increase in net assets resulting from operations	2,259	11,228

Distributions paid to shareholders:
Distributions	(20,636)	(10,249)*
Return of capital	—	(442)
Total distributions paid to shareholders	(20,636)	(10,691)

Net capital share transactions	55,467	270,213

Total increase in net assets	37,090	270,750

Net assets:
Beginning of year	556,350	285,600
End of year	$593,440	$556,350

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $5,031 from net investment income and $5,218 from net realized gain on investments.

See notes to financial statements

14	American Funds Strategic Bond Fund

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Strategic Bond Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

16	American Funds Strategic Bond Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$262,703	$—	$262,703
U.S. Treasury bonds & notes	—	184,380	—	184,380
Bonds & notes of governments & government agencies outside the U.S.	—	51,475	—	51,475
Municipals	—	13,801	—	13,801
Asset-backed obligations	—	5,343	—	5,343
Mortgage-backed obligations	—	5,231	—	5,231
Short-term securities	—	51,036	—	51,036
Total	$—	$573,969	$—	$573,969

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$4,864	$—	$—	$4,864
Unrealized appreciation on open forward currency contracts	—	1,749	—	1,749
Unrealized appreciation on interest rate swaps	—	28,032	—	28,032
Unrealized appreciation on credit default swaps	—	4,283	—	4,283
Liabilities:
Unrealized depreciation on futures contracts	(9,276)	—	—	(9,276)
Unrealized depreciation on open forward currency contracts	—	(1,466)	—	(1,466)
Unrealized depreciation on interest rate swaps	—	(24,437)	—	(24,437)
Total	$(4,412)	$8,161	$—	$3,749

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Strategic Bond Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

18	American Funds Strategic Bond Fund

Investing in inflation linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks

American Funds Strategic Bond Fund	19

in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,260,711,000.

20	American Funds Strategic Bond Fund

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $168,604,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $18,614,643,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

American Funds Strategic Bond Fund	21

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $404,507,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$4,864	Unrealized depreciation*	$9,276
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,749	Unrealized depreciation on open forward currency contracts	1,466
Swaps	Interest	Unrealized appreciation*	28,032	Unrealized depreciation*	24,437
Swaps	Credit	Unrealized appreciation*	4,283	Unrealized depreciation*	—
			$38,928		$35,179

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,971	Net unrealized depreciation on futures contracts	$(3,262)
Forward currency	Currency	Net realized gain on forward currency contracts	3,029	Net unrealized appreciation on forward currency contracts	895
Swaps	Interest	Net realized gain on swap contracts	6,305	Net unrealized appreciation on swap contracts	5,963
Swaps	Credit	Net realized loss on swap contracts	(2,867)	Net unrealized appreciation on swap contracts	4,618
			$8,438		$8,214

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

22	American Funds Strategic Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$246	$(222)	$—	$—	$24
Citibank	153	(153)	—	—	—
Goldman Sachs	692	(343)	—	(290)	59
HSBC Bank	200	(112)	—	—	88
JPMorgan Chase	401	(137)	(82)	—	182
Morgan Stanley	57	(57)	—	—	—
Total	$1,749	$(1,024)	$(82)	$(290)	$353
Liabilities:
Bank of America, N.A.	$222	$(222)	$—	$—	$—
Citibank	303	(153)	—	—	150
Goldman Sachs	343	(343)	—	—	—
HSBC Bank	112	(112)	—	—	—
JPMorgan Chase	137	(137)	—	—	—
Morgan Stanley	297	(57)	—	—	240
UBS AG	52	—	—	—	52
Total	$1,466	$(1,024)	$—	$—	$442

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2018, the fund reclassified $2,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

American Funds Strategic Bond Fund	23

As of December 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,214
Capital loss carryforward*	(9,875)
Gross unrealized appreciation on investments	42,124
Gross unrealized depreciation on investments	(55,708)
Net unrealized depreciation on investments	(13,584)
Cost of investments	597,667

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2018					Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Return of capital		Total distributions paid

Class A	$13,886		$—	$13,886		$6,933		$—	$298		$7,231
Class B1						—		—	—		—
Class C	565		—	565		286		—	11		297
Class T2	—	[3]	—	—	[3]	—	[3]	—	—	[3]	—	[3]
Class F-1	270		—	270		184		—	8		192
Class F-2	2,531		—	2,531		1,343		—	58		1,401
Class F-3[4]	1,056		—	1,056		432		—	21		453
Class 529-A	614		—	614		223		—	10		233
Class 529-B1						—	[3]	—	—		—	[3]
Class 529-C	148		—	148		47		—	2		49
Class 529-E	41		—	41		12		—	—	[3]	12
Class 529-T2	—	[3]	—	—	[3]	—	[3]	—	—	[3]	—	[3]
Class 529-F-1	175		—	175		80		—	3		83
Class R-1	15		—	15		3		—	—	[3]	3
Class R-2	59		—	59		14		—	1		15
Class R-2E	3		—	3		—	[3]	—	—	[3]	—	[3]
Class R-3	84		—	84		29		—	2		31
Class R-4	101		—	101		36		—	1		37
Class R-5E	4		—	4		—	[3]	—	—	[3]	—	[3]
Class R-5	27		—	27		11		—	1		12
Class R-6	1,057		—	1,057		616		—	26		642
Total	$20,636		$—	$20,636		$10,249		$—	$442		$10,691

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

24	American Funds Strategic Bond Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.570% of daily net assets. On March 5, 2018, the fund’s board of trustees approved an amended investment advisory and services agreement effective May 1, 2018, decreasing the annual rates to 0.420%, 0.350% and 0.310% on daily net assets in excess of $500 million, $1 billion and $1.5 billion, respectively. CRMC voluntarily reduced investment advisory services fees to the approved rates in advance of the effective date. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $31,000. As a result, the fee of $3,256,000 shown on the statement of operations, which was equivalent to an annualized rate of 0.554% of average daily net assets, was reduced to $3,225,000, which was equivalent to an annualized rate of 0.549% of average daily net assets.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended December 31, 2018, total fees and expenses reimbursed by CRMC were $221,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and CRMC provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share

American Funds Strategic Bond Fund	25

classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$961		$440		$40		Not applicable
Class C	210		23		11		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	23		14		5		Not applicable
Class F-2	Not applicable		67		34		Not applicable
Class F-3	Not applicable		3		13		Not applicable
Class 529-A	28		16		8		$11
Class 529-C	46		4		2		3
Class 529-E	6		—	*	1		1
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		5		2		3
Class R-1	3		—	*	—	*	Not applicable
Class R-2	13		5		1		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	12		3		1		Not applicable
Class R-4	6		2		1		Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		3		14		Not applicable
Total class-specific expenses	$1,308		$585		$133		$18

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2018.

26	American Funds Strategic Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class A	$153,586		15,410		$13,511		1,372		$(137,114)	(13,788)	$29,983	2,994
Class C	8,894		894		561		57		(9,310)	(936)	145	15
Class T	—		—		—		—		—	—	—	—
Class F-1	4,229		424		270		28		(6,804)	(683)	(2,305)	(231)
Class F-2	41,581		4,173		2,527		257		(38,232)	(3,833)	5,876	597
Class F-3	13,089		1,312		921		93		(6,174)	(620)	7,836	785
Class 529-A	8,775		880		614		63		(4,440)	(446)	4,949	497
Class 529-C	4,153		419		148		15		(2,174)	(219)	2,127	215
Class 529-E	777		78		41		4		(187)	(19)	631	63
Class 529-T	—		—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	3,149		316		173		18		(2,354)	(235)	968	99
Class R-1	358		36		14		2		(17)	(2)	355	36
Class R-2	1,457		146		59		6		(481)	(48)	1,035	104
Class R-2E	61		6		2		—	[2]	—	—	63	6
Class R-3	1,126		113		83		9		(354)	(36)	855	86
Class R-4	1,808		181		101		10		(608)	(61)	1,301	130
Class R-5E	96		10		3		—	[2]	(7)	(1)	92	9
Class R-5	288		29		26		3		(159)	(16)	155	16
Class R-6	451		45		1,057		107		(107)	(11)	1,401	141
Total net increase (decrease)	$243,878		24,472		$20,111		2,044		$(208,522)	(20,954)	$55,467	5,562

Year ended December 31, 2017

Class A	$233,716		22,805		$6,334		622		$(60,137)	(5,855)	$179,913	17,572
Class B3	1		—	[2]	—		—		(49)	(5)	(48)	(5)
Class C	16,641		1,630		294		29		(5,725)	(560)	11,210	1,099
Class T4	10		1		—		—		—	—	10	1
Class F-1	9,900		966		192		19		(2,907)	(283)	7,185	702
Class F-2	51,107		4,988		1,391		137		(27,717)	(2,717)	24,781	2,408
Class F-3[5]	24,797		2,429		401		39		(2,157)	(209)	23,041	2,259
Class 529-A	11,410		1,113		233		23		(1,488)	(145)	10,155	991
Class 529-B3	—		—		—	[2]	—	[2]	(17)	(2)	(17)	(2)
Class 529-C	3,746		366		49		5		(1,488)	(145)	2,307	226
Class 529-E	550		54		12		1		(27)	(3)	535	52
Class 529-T4	10		1		—	[2]	—	[2]	—	—	10	1
Class 529-F-1	2,267		223		83		8		(306)	(30)	2,044	201
Class R-1	148		15		2		—	[2]	(82)	(9)	68	6
Class R-2	1,107		108		14		2		(347)	(33)	774	77
Class R-2E	—	[2]	—	[2]	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-3	2,008		196		31		3		(171)	(17)	1,868	182
Class R-4	1,349		131		36		4		(203)	(20)	1,182	115
Class R-5E	—		—		—		—		—	—	—	—
Class R-5	574		55		11		1		— [2]	— [2]	585	56
Class R-6	4,040		392		642		63		(72)	(6)	4,610	449
Total net increase (decrease)	$363,381		35,473		$9,725		956		$(102,893)	(10,039)	$270,213	26,390

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $606,859,000 and $612,278,000, respectively, during the year ended December 31, 2018.

American Funds Strategic Bond Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
12/31/2018	$10.15	$.32	$(.29)	$.03	$(.35)	$—	$—	$(.35)	$9.83	.27%		$395		1.01%		.97%		3.18%
12/31/2017	10.05	.24	.08	.32	(.11)	(.10)	(.01)	(.22)	10.15	3.23		378		1.09		1.02		2.38
12/31/2016[4,5]	10.00	.15	.05	.20	(.05)	(.10)	—	(.15)	10.05	1.87	[6,7]	197		1.03	[7,8]	1.02	[7,8]	1.89	[7,8]
Class C:
12/31/2018	10.12	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.80	(.52)		21		1.81		1.77		2.37
12/31/2017	10.02	.17	.07	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.42		22		1.84		1.77		1.63
12/31/2016[4,5]	10.00	.07	.06	.13	(.01)	(.10)	—	(.11)	10.02	1.32	[6]	11		1.78	[8]	1.77	[8]	.84	[8]
Class T:
12/31/2018	10.15	.34	(.30)	.04	(.36)	—	—	(.36)	9.83	.46	[7]	—	[9]	.82	[7]	.77	[7]	3.37	[7]
12/31/2017[4,10]	10.16	.20	— [11]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.99	[6,7]	—	[9]	.79	[7,8]	.71	[7,8]	2.71	[7,8]
Class F-1:
12/31/2018	10.14	.31	(.30)	.01	(.33)	—	—	(.33)	9.82	.16		8		1.10		1.06		3.08
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.11		10		1.12		1.05		2.37
12/31/2016[4,5]	10.00	.14	.05	.19	(.05)	(.10)	—	(.15)	10.04	1.87	[6]	3		1.06	[8]	1.05	[8]	1.73	[8]
Class F-2:
12/31/2018	10.15	.34	(.29)	.05	(.37)	—	—	(.37)	9.83	.48		70		.80		.76		3.39
12/31/2017	10.04	.27	.08	.35	(.13)	(.10)	(.01)	(.24)	10.15	3.47		66		.85		.79		2.61
12/31/2016[4,5]	10.00	.15	.06	.21	(.07)	(.10)	—	(.17)	10.04	2.03	[6]	42		.80	[8]	.79	[8]	1.80	[8]
Class F-3:
12/31/2018	10.14	.35	(.30)	.05	(.37)	—	—	(.37)	9.82	.57		30		.71		.67		3.48
12/31/2017[4,12]	10.10	.27	.02	.29	(.14)	(.10)	(.01)	(.25)	10.14	2.85	[6]	23		.70	[8]	.62	[8]	2.81	[8]
Class 529-A:
12/31/2018	10.14	.32	(.30)	.02	(.34)	—	—	(.34)	9.82	.25		18		1.03		.98		3.17
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.05		14		1.19		1.12		2.30
12/31/2016[4,5]	10.00	.12	.07	.19	(.05)	(.10)	—	(.15)	10.04	1.83	[6]	4		1.16	[8]	1.15	[8]	1.48	[8]

28	American Funds Strategic Bond Fund

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2018	$10.12	$.23	$(.28)	$(.05)	$(.27)	$—	$—	$(.27)	$9.80	(.62)%		$6		1.86%		1.81%		2.33%
12/31/2017	10.02	.16	.08	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.35		4		1.90		1.83		1.58
12/31/2016[4,5]	10.00	.05	.09	.14	(.02)	(.10)	—	(.12)	10.02	1.32	[6]	2		1.82	[8]	1.81	[8]	.63	[8]
Class 529-E:
12/31/2018	10.15	.29	(.30)	(.01)	(.32)	—	—	(.32)	9.82	(.09)		1		1.29		1.25		2.90
12/31/2017	10.04	.22	.08	.30	(.08)	(.10)	(.01)	(.19)	10.15	3.02		1		1.32		1.24		2.18
12/31/2016[4,5]	10.00	.15	.02	.17	(.03)	(.10)	—	(.13)	10.04	1.72	[6,7]	—	[9]	1.21	[7,8]	1.20	[7,8]	1.86	[7,8]
Class 529-T:
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.40	[7]	—	[9]	.88	[7]	.83	[7]	3.32	[7]
12/31/2017[4,10]	10.16	.20	— [11]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.95	[6,7]	—	[9]	.84	[7,8]	.76	[7,8]	2.66	[7,8]
Class 529-F-1:
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.41		5		.86		.81		3.33
12/31/2017	10.04	.26	.08	.34	(.12)	(.10)	(.01)	(.23)	10.15	3.41		4		.91		.85		2.55
12/31/2016[4,5]	10.00	.12	.08	.20	(.06)	(.10)	—	(.16)	10.04	2.00	[6]	2		.85	[8]	.84	[8]	1.47	[8]
Class R-1:
12/31/2018	10.15	.25	(.30)	(.05)	(.28)	—	—	(.28)	9.82	(.54)[7]		1		1.73	[7]	1.68	[7]	2.50	[7]
12/31/2017	10.05	.18	.08	.26	(.05)	(.10)	(.01)	(.16)	10.15	2.57	[7]	—	[9]	1.71	[7]	1.64	[7]	1.79	[7]
12/31/2016[4,5]	10.00	.19	.02	.21	(.06)	(.10)	—	(.16)	10.05	2.09	[6,7]	—	[9]	.82	[7,8]	.82	[7,8]	2.40	[7,8]
Class R-2:
12/31/2018	10.13	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.81	(.45)		2		1.73		1.68		2.46
12/31/2017	10.03	.19	.07	.26	(.05)	(.10)	(.01)	(.16)	10.13	2.59		1		1.65		1.58		1.82
12/31/2016[4,5]	10.00	.08	.09	.17	(.04)	(.10)	—	(.14)	10.03	1.63	[6]	—	[9]	1.47	[8]	1.46	[8]	.94	[8]
Class R-2E:
12/31/2018	10.15	.30	(.29)	.01	(.33)	—	—	(.33)	9.83	.15	[7]	—	[9]	1.24	[7]	1.18	[7]	3.07	[7]
12/31/2017	10.05	.27	.08	.35	(.14)	(.10)	(.01)	(.25)	10.15	3.43	[7]	—	[9]	.87	[7]	.71	[7]	2.67	[7]
12/31/2016[4,5]	10.00	.20	.01	.21	(.06)	(.10)	—	(.16)	10.05	2.10	[6,7]	—	[9]	.79	[7,8]	.78	[7,8]	2.43	[7,8]

See end of table for footnotes.

American Funds Strategic Bond Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2018	$10.14	$.29	$(.29)	$—	[11]	$(.32)	$—	$—	$(.32)	$9.82	(.11)%		$3		1.31%		1.27%		2.89%
12/31/2017	10.05	.23	.06	.29		(.09)	(.10)	(.01)	(.20)	10.14	2.98		2		1.33		1.24		2.23
12/31/2016[4,5]	10.00	.13	.07	.20		(.05)	(.10)	—	(.15)	10.05	1.83	[6,7]	—	[9]	1.09	[7,8]	1.08	[7,8]	1.57	[7,8]
Class R-4:
12/31/2018	10.15	.31	(.30)	.01		(.34)	—	—	(.34)	9.82	.17		3		1.03		.99		3.16
12/31/2017	10.04	.25	.08	.33		(.11)	(.10)	(.01)	(.22)	10.15	3.26		2		1.06		.99		2.42
12/31/2016[4,5]	10.00	.01	.19	.20		(.06)	(.10)	—	(.16)	10.04	1.94	[6]	1		1.01	[8]	1.00	[8]	.18	[8]
Class R-5E:
12/31/2018	10.16	.34	(.30)	.04		(.37)	—	—	(.37)	9.83	.38		—	[9]	.82		.77		3.44
12/31/2017	10.05	.28	.08	.36		(.14)	(.10)	(.01)	(.25)	10.16	3.54		—	[9]	.85		.70		2.68
12/31/2016[4,5]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.10	[6]	—	[9]	.78	[8]	.78	[8]	2.43	[8]
Class R-5:
12/31/2018	10.15	.34	(.29)	.05		(.37)	—	—	(.37)	9.83	.52		1		.76		.72		3.43
12/31/2017	10.05	.28	.06	.34		(.13)	(.10)	(.01)	(.24)	10.15	3.41		1		.76		.68		2.74
12/31/2016[4,5]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.09	[6]	—	[9]	.78	[8]	.78	[8]	2.43	[8]
Class R-6:
12/31/2018	10.15	.35	(.30)	.05		(.37)	—	—	(.37)	9.83	.56		29		.71		.67		3.47
12/31/2017	10.05	.28	.07	.35		(.14)	(.10)	(.01)	(.25)	10.15	3.46		28		.75		.69		2.70
12/31/2016[4,5]	10.00	.07	.15	.22		(.07)	(.10)	—	(.17)	10.05	2.16	[6]	23		.72	[8]	.71	[8]	.89	[8]

	Year ended December 31		For the period
	2018	2017	3/18/2016 to 12/31/2016[4,5,6]
Portfolio turnover rate for all share classes	295%	428%	539%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During one of the periods shown, CRMC waived a portion of investment advisory services fees. In addition, during the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for a period that is less than a full year.
[5]	For the period March 18, 2016, commencement of operations, through December 31, 2018.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Annualized.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Amount less than $.01.
[12]	Class F-3 shares began investment operations on January 27, 2017.

See notes to financial statements

30	American Funds Strategic Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 14, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Strategic Bond Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Strategic Bond Fund

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,016.72	$4.63	.91%
Class A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class C – actual return	1,000.00	1,011.76	8.67	1.71
Class C – assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class T – actual return	1,000.00	1,016.73	3.61	.71
Class T – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-1 – actual return	1,000.00	1,015.10	5.13	1.01
Class F-1 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class F-2 – actual return	1,000.00	1,016.76	3.56	.70
Class F-2 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-3 – actual return	1,000.00	1,017.26	3.10	.61
Class F-3 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-A – actual return	1,000.00	1,016.80	4.52	.89
Class 529-A – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-C – actual return	1,000.00	1,011.73	8.92	1.76
Class 529-C – assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class 529-E – actual return	1,000.00	1,014.39	6.04	1.19
Class 529-E – assumed 5% return	1,000.00	1,019.21	6.06	1.19
Class 529-T – actual return	1,000.00	1,016.37	3.91	.77
Class 529-T – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 529-F-1 – actual return	1,000.00	1,017.42	3.86	.76
Class 529-F-1 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class R-1 – actual return	1,000.00	1,011.82	8.42	1.66
Class R-1 – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class R-2 – actual return	1,000.00	1,012.02	8.37	1.65
Class R-2 – assumed 5% return	1,000.00	1,016.89	8.39	1.65
Class R-2E – actual return	1,000.00	1,014.66	5.99	1.18
Class R-2E – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Class R-3 – actual return	1,000.00	1,014.23	6.19	1.22
Class R-3 – assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class R-4 – actual return	1,000.00	1,015.83	4.73	.93
Class R-4 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-5E – actual return	1,000.00	1,016.41	3.86	.76
Class R-5E – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class R-5 – actual return	1,000.00	1,017.00	3.30	.65
Class R-5 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-6 – actual return	1,000.00	1,017.30	3.05	.60
Class R-6 – assumed 5% return	1,000.00	1,022.18	3.06	.60

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2018:

Qualified dividend income	$44,000
Corporate dividends received deduction	$44,000
U.S. government income that may be exempt from state taxation	$3,531,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

American Funds Strategic Bond Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2015	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2015	Private investor	81	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2015	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2015	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Strategic Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Damien J. McCann, 1977 Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Damien J. McCann, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Strategic Bond Fund	35

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

59,658,435

Total shares voting on November 28, 2018

51,472,235 (86.3% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	50,332,133	97.8%	1,140,102	2.2%
James G. Ellis	50,451,390	98.0	1,020,846	2.0
Nariman Farvardin	50,800,725	98.7	671,510	1.3
Michael C. Gitlin	50,467,221	98.0	1,005,014	2.0
Mary Davis Holt	50,997,176	99.1	475,059	0.9
R. Clark Hooper	50,432,923	98.0	1,039,312	2.0
Merit E. Janow	50,554,705	98.2	917,530	1.8
Laurel B. Mitchell	50,997,311	99.1	474,924	0.9
Margaret Spellings	50,989,576	99.1	482,659	0.9
Alexandra Trower	50,971,276	99.0	500,959	1.0
Karl J. Zeile	50,430,890	98.0	1,041,345	2.0

36	American Funds Strategic Bond Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2018, portfolio of American Funds Strategic Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 75% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	SBF

Registrant:
a) Audit Fees:

2017	$74,000
2018	$54,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$3,000
2018	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,429,000
2018	$2,258,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,518,000 for fiscal year 2017 and $2,344,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Strategic Bond FundSM
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 88.12% Corporate bonds & notes 44.27% Health care 8.11%	Principal amount (000)	Value (000)
Anthem, Inc. 3.65% 2027	$1,809	$1,733
AstraZeneca PLC 3.375% 2025	2,800	2,710
Bayer US Finance II LLC 4.375% 2028[1]	2,912	2,788
Cardinal Health, Inc. 4.368% 2047	695	595
Cigna Corp. 4.375% 2028[1]	1,985	2,001
Cigna Corp. 4.80% 2038[1]	870	865
Cigna Corp. 4.90% 2048[1]	790	777
Concordia International Corp. 8.00% 2024	403	381
CVS Health Corp. 4.30% 2028	9,015	8,844
Envision Healthcare Corp. 8.75% 2026[1]	1,400	1,215
Johnson & Johnson 2.90% 2028	1,600	1,536
Kinetic Concepts, Inc. 12.50% 2021[1]	365	392
Shire PLC 2.40% 2021	2,592	2,508
Shire PLC 2.875% 2023	1,713	1,621
Shire PLC 3.20% 2026	546	495
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[1]	3,905	3,998
Teva Pharmaceutical Finance Co. BV 2.80% 2023	2,185	1,884
Teva Pharmaceutical Finance Co. BV 6.00% 2024	5,710	5,514
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,365	906
UnitedHealth Group Inc. 3.875% 2028	4,560	4,628
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	2,080	2,085
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	700	681
		48,157
Financials 6.95%
American International Group, Inc. 4.20% 2028	660	638
American International Group, Inc. 4.75% 2048	1,100	1,012
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[2]	3,335	3,325
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[2]	3,000	2,900
Citigroup Inc. 3.52% 2028 (3-month USD-LIBOR + 1.151% on 10/27/2027)[2]	1,725	1,613
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[2]	5,009	4,894
Danske Bank AS 3.875% 2023[1]	3,700	3,565
FS Energy and Power Fund 7.50% 2023[1]	1,790	1,705
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[2]	2,100	2,026
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[2]	2,771	2,768
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[2]	2,800	2,853
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[2]	4,100	3,880
Morgan Stanley 3.125% 2026	1,028	950
Morgan Stanley 3.591% 2028[3]	1,925	1,821
Morgan Stanley 3.772% 2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[2]	1,600	1,533
Standard Chartered PLC 3.885% 2024 (3-month USD-LIBOR + 1.08% on 3/15/2023)[1,2]	4,400	4,263
UniCredit SpA 5.861% 2032[1,2]	1,675	1,476
		41,222
American Funds Strategic Bond Fund — Page 1 of 12

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy 6.65%	Principal amount (000)	Value (000)
Anadarko Petroleum Corp. 5.55% 2026	$1,205	$1,264
Baker Hughes, a GE Co. 3.337% 2027	2,750	2,535
Baker Hughes, a GE Co. 4.08% 2047	915	757
BP Capital Markets PLC 4.234% 2028	2,200	2,267
Canadian Natural Resources Ltd. 2.95% 2023	325	311
Cenovus Energy Inc. 4.25% 2027	250	228
Cenovus Energy Inc. 5.25% 2037	523	462
Cenovus Energy Inc. 5.40% 2047	364	316
Concho Resources Inc. 4.30% 2028	3,495	3,428
Concho Resources Inc. 4.85% 2048	819	788
Enbridge Energy Partners, LP 5.875% 2025	155	168
Enbridge Energy Partners, LP 7.375% 2045	905	1,126
Energy Transfer Partners, LP 6.125% 2045	470	462
Energy Transfer Partners, LP 5.30% 2047	647	573
Energy Transfer Partners, LP 5.40% 2047	2,190	1,971
Energy Transfer Partners, LP 6.00% 2048	352	344
Energy Transfer Partners, LP 6.625% 2049 (3-month USD-LIBOR + 4.155% on 2/15/2028)[2]	2,700	2,233
EnLink Midstream Partners, LP 4.85% 2026	400	361
EnLink Midstream Partners, LP 5.45% 2047	610	496
EQT Corp. 3.90% 2027	2,500	2,160
Equinor ASA 3.625% 2028	1,790	1,790
Kinder Morgan, Inc. 5.55% 2045	1,200	1,194
Marathon Oil Corp. 4.40% 2027	1,175	1,119
Neptune Energy Group Holdings Ltd. 6.625% 2025[1]	1,475	1,375
Petrobras Global Finance Co. 5.999% 2028	575	543
Petrobras Global Finance Co. 5.75% 2029	495	459
Petrobras Global Finance Co. 7.25% 2044	300	297
Petróleos Mexicanos 5.35% 2028	1,760	1,540
Petróleos Mexicanos 6.50% 2029	1,345	1,257
Petróleos Mexicanos 6.75% 2047	685	568
QEP Resources, Inc. 5.625% 2026	350	292
Schlumberger BV 4.00% 2025[1]	320	316
Teekay Corp. 8.50% 2020	1,000	959
Total Capital SA 3.883% 2028	2,490	2,564
TransCanada PipeLines Ltd. 4.25% 2028	2,685	2,666
Western Gas Partners LP 4.65% 2026	255	247
		39,436
Consumer discretionary 4.45%
General Motors Co. 5.20% 2045	1,945	1,620
Limited Brands, Inc. 5.25% 2028	1,450	1,242
McDonald’s Corp. 4.45% 2047	1,470	1,413
Neiman Marcus Group Ltd. Inc. 9.50% 2021 (100% PIK)[1,4]	1,571	668
Netflix, Inc. 5.875% 2028[1]	3,450	3,370
Party City Holdings Inc. 6.625% 2026[1]	1,945	1,775
Petsmart, Inc. 7.125% 2023[1]	1,125	661
Petsmart, Inc. 8.875% 2025[1]	625	366
S.A.C.I. Falabella 3.75% 2027[1]	1,885	1,706
Sands China Ltd. 4.60% 2023[1]	6,000	5,975
Sands China Ltd. 5.40% 2028[1]	4,500	4,356
Starbucks Corp. 4.50% 2048	1,430	1,338
American Funds Strategic Bond Fund — Page 2 of 12

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Uber Technologies, Inc. 7.50% 2023[1]	$1,100	$1,067
Uber Technologies, Inc. 8.00% 2026[1]	900	871
		26,428
Materials 4.02%
Consolidated Energy Finance SA 6.50% 2026[1]	1,835	1,766
Dow Chemical Co. 4.80% 2028[1]	2,800	2,856
Dow Chemical Co. 5.55% 2048[1]	1,400	1,420
DowDuPont Inc. 4.725% 2028	1,100	1,143
DowDuPont Inc. 5.419% 2048	800	835
First Quantum Minerals Ltd. 6.50% 2024[1]	2,450	2,043
First Quantum Minerals Ltd. 7.50% 2025[1]	625	518
First Quantum Minerals Ltd. 6.875% 2026[1]	800	645
Hexion Inc. 10.375% 2022[1]	1,090	875
LSB Industries, Inc. 9.625% 2023[1]	930	949
Nova Chemicals Corp. 5.25% 2027[1]	1,750	1,555
Olin Corp. 5.125% 2027	425	393
Platform Specialty Products Corp. 5.875% 2025[1]	1,345	1,264
Sherwin-Williams Co. 2.75% 2022	500	484
Sherwin-Williams Co. 3.125% 2024	295	282
Sherwin-Williams Co. 3.45% 2027	3,680	3,439
Sherwin-Williams Co. 4.50% 2047	465	422
Tronox Ltd. 5.75% 2025[1]	300	244
Tronox Ltd. 6.50% 2026[1]	1,100	917
Warrior Met Coal, Inc. 8.00% 2024[1]	600	597
Westlake Chemical Corp. 5.00% 2046	1,095	1,005
Westlake Chemical Corp. 4.375% 2047	230	194
		23,846
Utilities 3.46%
Atlantic City Electric Co. 4.00% 2028	760	783
Duke Energy Carolinas, Inc. 3.95% 2028	1,325	1,360
Duke Energy Progress, LLC 3.70% 2028	875	886
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[2]	475	478
Emera US Finance LP 4.75% 2046	2,325	2,247
Enel Finance International SA 3.625% 2027[1]	1,800	1,592
Pacific Gas and Electric Co. 2.45% 2022	860	766
Pacific Gas and Electric Co. 4.25% 2023[1]	186	173
Pacific Gas and Electric Co. 3.50% 2025	114	98
Pacific Gas and Electric Co. 2.95% 2026	254	210
Pacific Gas and Electric Co. 3.30% 2027	304	250
Pacific Gas and Electric Co. 3.30% 2027	144	119
Pacific Gas and Electric Co. 4.65% 2028[1]	2,732	2,419
Pacific Gas and Electric Co. 3.75% 2042	141	105
SCANA Corp. 4.75% 2021	2,641	2,675
SCANA Corp. 4.125% 2022	1,558	1,560
South Carolina Electric & Gas Co. 4.25% 2028	1,875	1,947
South Carolina Electric & Gas Co. 5.45% 2041	1,894	2,176
South Carolina Electric & Gas Co. 4.35% 2042	254	250
South Carolina Electric & Gas Co. 4.10% 2046	453	425
		20,519
American Funds Strategic Bond Fund — Page 3 of 12

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples 3.44%	Principal amount (000)	Value (000)
Anheuser-Busch Co./InBev Worldwide 3.65% 2026[1]	$1,000	$946
Anheuser-Busch InBev NV 4.60% 2048	2,105	1,897
British American Tobacco PLC 2.764% 2022	995	941
British American Tobacco PLC 3.222% 2024	2,150	1,982
British American Tobacco PLC 3.557% 2027	945	841
British American Tobacco PLC 4.39% 2037	1,050	863
British American Tobacco PLC 4.54% 2047	1,050	840
Conagra Brands, Inc. 4.60% 2025	595	598
Conagra Brands, Inc. 4.85% 2028	1,700	1,676
Conagra Brands, Inc. 5.40% 2048	400	370
Constellation Brands, Inc. 2.65% 2022	2,090	2,003
Keurig Dr Pepper Inc. 4.057% 2023[1]	1,280	1,276
Keurig Dr Pepper Inc. 4.597% 2028[1]	1,118	1,112
Keurig Dr Pepper Inc. 5.085% 2048[1]	3,518	3,362
Molson Coors Brewing Co. 3.00% 2026	570	509
Post Holdings, Inc. 5.625% 2028[1]	1,220	1,127
Reynolds American Inc. 5.85% 2045	105	98
		20,441
Industrials 3.30%
Beacon Roofing Supply, Inc. 4.875% 2025[1]	2,600	2,295
CSX Corp. 3.80% 2028	1,580	1,554
CSX Corp. 4.25% 2029	360	367
CSX Corp. 4.30% 2048	1,450	1,388
CSX Corp. 4.75% 2048	300	306
Deck Chassis Acquisition Inc. 10.00% 2023[1]	1,000	965
Hardwoods Acquisition Inc. 7.50% 2021[1]	1,170	842
Northrop Grumman Corp. 3.25% 2028	4,185	3,920
Pisces Parent LLC 8.00% 2026[1]	1,349	1,239
Union Pacific Corp. 3.95% 2028	2,366	2,369
Union Pacific Corp. 4.50% 2048	590	585
United Rentals, Inc. 6.50% 2026	1,425	1,407
Westinghouse Air Brake Technologies Corp. 4.15% 2024	2,450	2,370
		19,607
Communication services 2.55%
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.956% 2024[3]	4,210	4,087
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	900	841
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	1,330	1,251
Comcast Corp. 3.15% 2028	1,800	1,694
Comcast Corp. 4.15% 2028	2,230	2,268
Inmarsat PLC 6.50% 2024[1]	2,000	1,875
Vodafone Group PLC 4.375% 2028	2,400	2,334
Vodafone Group PLC 5.25% 2048	825	778
		15,128
Information technology 1.02%
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.445% 2021[3,5,6]	1,382	1,288
Broadcom Ltd. 3.875% 2027	2,170	1,951
CCC Information Services Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 9.272% 2025[3,5,6]	275	272
Financial & Risk US Holdings, Inc. 6.25% 2026[1]	975	942
Financial & Risk US Holdings, Inc. 8.25% 2026[1]	450	412
American Funds Strategic Bond Fund — Page 4 of 12

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[3,5,6]	$300	$297
Unisys Corp. 10.75% 2022[1]	800	879
		6,041
Real estate 0.32%
Iron Mountain Inc. 4.875% 2027[1]	535	470
Iron Mountain Inc. 5.25% 2028[1]	915	812
iStar Inc. 4.625% 2020	610	596
		1,878
Total corporate bonds & notes		262,703
U.S. Treasury bonds & notes 31.07% U.S. Treasury inflation-protected securities 26.82%
U.S. Treasury Inflation-Protected Security 0.125% 2023[7]	1,972	1,905
U.S. Treasury Inflation-Protected Security 0.25% 2025[7]	2,456	2,351
U.S. Treasury Inflation-Protected Security 0.375% 2025[7]	25,775	24,862
U.S. Treasury Inflation-Protected Security 0.125% 2026[7,8]	10,075	9,461
U.S. Treasury Inflation-Protected Security 0.625% 2026[7]	1,171	1,141
U.S. Treasury Inflation-Protected Security 0.375% 2027[7]	10,337	9,825
U.S. Treasury Inflation-Protected Security 0.75% 2028[7]	66,085	64,726
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	3,002	3,552
U.S. Treasury Inflation-Protected Security 1.00% 2046[7]	1,697	1,612
U.S. Treasury Inflation-Protected Security 0.875% 2047[7,8]	27,341	25,138
U.S. Treasury Inflation-Protected Security 1.00% 2048[7,8]	19,111	14,598
		159,171
U.S. Treasury 4.25%
U.S. Treasury 2.625% 2021	4,480	4,496
U.S. Treasury 2.625% 2021	1,585	1,591
U.S. Treasury 2.375% 2023	1[9]	—[9]
U.S. Treasury 2.625% 2023	5,471	5,500
U.S. Treasury 2.00% 2024[8]	931	906
U.S. Treasury 2.625% 2025	1,058	1,061
U.S. Treasury 3.00% 2025	1,684	1,728
U.S. Treasury 3.125% 2028	3,753	3,898
U.S. Treasury 3.00% 2048	140	140
U.S. Treasury 3.375% 2048	5,500	5,889
		25,209
Total U.S. Treasury bonds & notes		184,380
Bonds & notes of governments & government agencies outside the U.S. 8.67%
Angola (Republic of), Northern Lights III BV, Series 2012-1, 7.00% 2019[6]	267	268
Argentine Republic 6.25% 2019	2,285	2,309
Argentine Republic 6.875% 2048	3,050	2,139
Brazil (Federative Republic of) 6.00% 2050[7]	BRL3,203	947
Brazil (Federative Republic of) 6.00% 2055[7]	7,014	2,097
Honduras (Republic of) 8.75% 2020	$2,529	2,696
India (Republic of) 7.61% 2030	INR367,000	5,282
India (Republic of) 7.88% 2030	333,000	4,885
Italy (Republic of) 2.00% 2028	€4,800	5,267
Japan, Series 20, 0.10% 2025[7]	¥508,000	4,767
Kenya (Republic of) 5.875% 2019	$3,900	3,914
Pakistan (Islamic Republic of) 7.25% 2019	3,800	3,800
American Funds Strategic Bond Fund — Page 5 of 12

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Portuguese Republic 5.125% 2024	$2,300	$2,413
Portuguese Republic 4.10% 2045	€1,150	1,603
Ukraine Government 7.75% 2019	$3,900	3,870
United Kingdom 1.625% 2071	£3,200	3,934
Uruguay (Oriental Republic of) 8.50% 2028	UYU48,975	1,284
		51,475
Municipals 2.33% Illinois 0.95%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$1,875	1,785
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	760	736
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2017-A, 7.00% 2046[1]	1,540	1,791
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[6]	1,370	1,308
		5,620
South Carolina 0.58%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	2,085	2,186
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,200	1,282
		3,468
New Jersey 0.43%
Econ. Dev. Auth., State Pension Funding Bonds, Series 1997-A, National insured, 7.425% 2029	987	1,197
Transportation Trust Fund Auth., Transportation System Bonds, Series 2006-C, Assured Guaranty Municipal insured, 0% 2033	1,500	828
Transportation Trust Fund Auth., Transportation System Bonds, Series 2006-C, Assured Guaranty Municipal insured, 0% 2034	1,000	524
		2,549
Puerto Rico 0.19%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 4.90% 2020	1,255	1,123
New York 0.18%
Convention Center Dev. Corp., Rev. Bonds (Hotel Unit Fee Secured), Series 2016-A, 0% 2049	750	210
Convention Center Dev. Corp., Rev. Bonds (Hotel Unit Fee Secured), Series 2016-A, 0% 2055	2,400	507
Convention Center Dev. Corp., Rev. Bonds (Hotel Unit Fee Secured), Series 2016-A, 0% 2056	1,600	324
		1,041
Total municipals		13,801
Asset-backed obligations 0.90%
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[1,6]	5,095	5,063
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,6]	281	280
		5,343
Mortgage-backed obligations 0.88% Federal agency mortgage-backed obligations 0.88%
Freddie Mac, Series K077, Class A2, Multi Family, 3.85% 2028[6]	1,520	1,585
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[6]	3,485	3,646
Total mortgage-backed obligations		5,231
Total bonds, notes & other debt instruments (cost: $539,814,000)		522,933
American Funds Strategic Bond Fund — Page 6 of 12

Short-term securities 8.60%	Principal amount (000)	Value (000)
Alberta (Province of) 2.55% due 1/7/2019[1]	$10,000	$9,995
Federal Home Loan Bank 2.34%–2.38% due 1/14/2019–2/21/2019	16,400	16,366
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019	9,000	8,980
Nigerian Treasury Bill 12.86% due 3/14/2019	NGN633,965	1,698
Novartis Finance Corp. 2.41% due 1/3/2019[1]	$9,000	8,998
Roche Holdings, Inc. 2.38% due 1/4/2019[1]	5,000	4,999
Total short-term securities (cost: $51,054,000)		51,036
Total investment securities 96.72% (cost: $590,868,000)		573,969
Other assets less liabilities 3.28%		19,471
Net assets 100.00%		$593,440
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[10] (000)	Value at 12/31/2018[11] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
30 Day Federal Funds Futures	Long	1,307	April 2019	$544,627	$531,501	$217
90 Day Euro Dollar Futures	Long	1,405	March 2021	351,250	342,680	2,136
90 Day Euro Dollar Futures	Long	392	December 2021	98,000	95,555	535
5 Year Euro-Bobl Futures	Long	230	March 2019	€23,000	34,922	89
5 Year U.S. Treasury Note Futures	Long	519	April 2019	$51,900	59,523	980
10 Year U.S. Treasury Note Futures	Long	1,979	March 2019	197,900	241,469	907
10 Year Ultra U.S. Treasury Note Futures	Short	635	March 2019	(63,500)	(82,600)	(2,632)
20 Year U.S. Treasury Bond Futures	Short	158	March 2019	(15,800)	(23,068)	(1,060)
30 Year Ultra U.S. Treasury Bond Futures	Short	804	March 2019	(80,400)	(129,168)	(5,584)
						$(4,412)
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD2,745	MXN56,200	Citibank	1/7/2019	$(113)
USD3,392	COP10,797,000	JPMorgan Chase	1/8/2019	69
COP10,797,000	USD3,335	Citibank	1/8/2019	(11)
USD1,611	MXN33,247	Morgan Stanley	1/8/2019	(80)
AUD7,709	USD5,586	Goldman Sachs	1/9/2019	(155)
JPY390,000	USD3,439	HSBC Bank	1/10/2019	122
USD2,996	ZAR42,000	Goldman Sachs	1/10/2019	80
EUR4,975	USD5,633	Goldman Sachs	1/10/2019	72
USD1,185	GBP925	JPMorgan Chase	1/10/2019	5
USD2,762	SEK25,000	Bank of America, N.A.	1/10/2019	(61)
JPY1,050,000	USD9,283	JPMorgan Chase	1/11/2019	306
JPY1,050,000	USD9,284	Goldman Sachs	1/11/2019	305
USD2,859	AUD3,875	Citibank	1/11/2019	129
BRL10,000	USD2,577	Goldman Sachs	1/11/2019	1
USD2,564	BRL10,000	Citibank	1/11/2019	(14)
CAD1,548	USD1,176	Bank of America, N.A.	1/11/2019	(42)
EUR5,100	USD5,829	JPMorgan Chase	1/14/2019	21
American Funds Strategic Bond Fund — Page 7 of 12

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD826	KRW916,000	Morgan Stanley	1/14/2019	$5
USD2,687	MXN55,600	Citibank	1/14/2019	(136)
JPY789,185	USD6,994	Bank of America, N.A.	1/17/2019	217
EUR2,470	NOK24,000	HSBC Bank	1/17/2019	57
MXN30,387	USD1,490	Morgan Stanley	1/17/2019	52
GBP1,255	USD1,582	HSBC Bank	1/17/2019	19
USD1,250	SGD1,715	HSBC Bank	1/17/2019	(9)
USD1,251	EUR1,100	HSBC Bank	1/17/2019	(11)
USD4,704	KRW5,300,000	HSBC Bank	1/17/2019	(49)
USD10,156	INR720,000	JPMorgan Chase	1/17/2019	(137)
USD2,800	KRW3,145,000	Goldman Sachs	1/18/2019	(20)
USD2,960	BRL11,500	HSBC Bank	1/22/2019	(2)
COP9,580,000	USD2,975	Citibank	1/22/2019	(29)
CLP3,700,000	USD5,387	UBS AG	1/22/2019	(52)
USD1,237	CAD1,648	Bank of America, N.A.	1/24/2019	29
MXN21,450	USD1,063	Citibank	1/24/2019	24
USD3,086	SGD4,230	HSBC Bank	1/24/2019	(19)
USD4,894	JPY551,946	Morgan Stanley	1/24/2019	(152)
USD2,152	KRW2,424,600	HSBC Bank	1/25/2019	(22)
JPY329,685	USD2,941	Goldman Sachs	1/29/2019	74
EUR300	USD342	HSBC Bank	1/29/2019	2
USD3,320	SEK29,925	Morgan Stanley	1/29/2019	(65)
CAD11,475	USD8,531	Bank of America, N.A.	1/29/2019	(119)
USD7,819	MXN158,075	Goldman Sachs	2/14/2019	(168)
MXN158,075	USD7,540	Goldman Sachs	9/17/2019	160
				$283
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
7.48%	28-day MXN-TIIE	1/11/2019	MXN690,000	$(8)	$—	$(8)
7.46%	28-day MXN-TIIE	1/24/2019	390,000	(14)	—	(14)
2.41%	U.S. EFFR	3/20/2019	$4,824,274	37	—	37
2.407%	U.S. EFFR	3/20/2019	4,025,726	15	—	15
SONIA	0.735%	3/20/2019	£1,460,000	(108)	—	(108)
0.864%	3-month GBP-LIBOR	3/20/2019	1,460,000	(195)	—	(195)
7.195%	28-day MXN-TIIE	4/15/2019	MXN220,000	(46)	—	(46)
U.S. EFFR	2.53875%	5/1/2019	$3,261,900	(473)	—	(473)
7.51%	28-day MXN-TIIE	5/30/2019	MXN410,000	(97)	—	(97)
0.7995%	SONIA	6/19/2019	£1,460,000	223	—	223
0.80125%	SONIA	6/19/2019	365,000	58	—	58
3-month GBP-LIBOR	0.94%	6/19/2019	1,825,000	—[9]	—	—[9]
1.962%	3-month Canada BA	6/27/2019	C$122,000	(136)	—	(136)
2.6425%	U.S. EFFR	7/31/2019	$1,920,100	512	—	512
2.635%	U.S. EFFR	7/31/2019	1,899,900	490	—	490
3-month USD-LIBOR	1.5655%	8/29/2019	102,000	781	—	781
American Funds Strategic Bond Fund — Page 8 of 12

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
2.782%	U.S. EFFR	9/18/2019	$1,110,254	$549	$—	$549
1.726%	3-month USD-LIBOR	10/2/2019	53,000	(406)	—	(406)
1.8185%	3-month USD-LIBOR	10/31/2019	124,000	(929)	—	(929)
3-month USD-LIBOR	2.159%	1/11/2020	280,000	1,653	—	1,653
1.905%	U.S. EFFR	1/11/2020	280,000	(1,469)	—	(1,469)
U.S. EFFR	2.405%	1/29/2020	2,133,600	(98)	—	(98)
U.S. EFFR	2.403%	1/29/2020	2,956,400	(128)	—	(128)
(0.223)%	EONIA	2/1/2020	€55,500	90	—	90
(0.122)%	6-month EURIBOR	2/1/2020	56,100	78	—	78
(0.2305)%	EONIA	2/2/2020	109,500	167	—	167
1.997%	U.S. EFFR	2/13/2020	$100	—[9]	—	—[9]
1.8725%	3-month USD-LIBOR	3/20/2020	52,000	(535)	—	(535)
U.S. EFFR	2.19%	3/29/2020	123,700	248	—	248
U.S. EFFR	2.2025%	3/29/2020	124,500	230	—	230
2.5935%	3-month USD-LIBOR	3/29/2020	124,500	(212)	—	(212)
2.577%	3-month USD-LIBOR	3/29/2020	123,700	(236)	—	(236)
U.S. EFFR	2.174%	4/4/2020	65,360	144	—	144
2.5725%	3-month USD-LIBOR	4/4/2020	65,364	(131)	—	(131)
U.S. EFFR	2.19%	4/6/2020	43,300	86	—	86
2.599%	3-month USD-LIBOR	4/6/2020	43,300	(71)	—	(71)
7.14%	28-day MXN-TIIE	4/29/2020	MXN448,450	(438)	—	(438)
7.84%	28-day MXN-TIIE	5/8/2020	216,660	(115)	—	(115)
7.87%	28-day MXN-TIIE	5/8/2020	397,340	(204)	—	(204)
3-month USD-LIBOR	2.674%	5/31/2020	$150,000	65	—	65
2.284%	U.S. EFFR	5/31/2020	150,000	(119)	—	(119)
6.78%	28-day MXN-TIIE	7/6/2020	MXN213,540	(291)	—	(291)
3-month USD-LIBOR	2.8025%	8/15/2020	$129,055	(246)	—	(246)
(0.1855)%	EONIA	12/5/2020	€102,000	96	—	96
(0.194)%	EONIA	12/10/2020	63,000	51	—	51
2.48%	U.S. EFFR	12/20/2020	$304,886	740	—	740
3-month USD-LIBOR	2.465%	2/13/2021	86,100	316	—	316
2.094%	U.S. EFFR	2/13/2021	85,300	(391)	—	(391)
1.63%	U.S. EFFR	2/22/2022	32,700	(626)	—	(626)
6.99%	28-day MXN-TIIE	6/17/2022	MXN130,000	(319)	—	(319)
2.5775%	U.S. EFFR	7/16/2022	$228,977	846	—	846
2.10125%	U.S. EFFR	1/12/2023	36,000	(232)	—	(232)
2.7435%	3-month USD-LIBOR	2/16/2023	48,800	331	—	331
2.7365%	3-month USD-LIBOR	2/20/2023	49,000	319	—	319
2.045%	3-month USD-LIBOR	3/24/2023	53,800	(446)	—	(446)
2.715%	3-month USD-LIBOR	4/6/2023	15,000	87	—	87
2.55%	U.S. EFFR	4/26/2023	50,000	611	—	611
2.5815%	U.S. EFFR	5/25/2023	96,000	1,319	—	1,319
2.437%	U.S. EFFR	5/31/2023	180,000	1,384	—	1,384
3-month USD-LIBOR	2.815%	5/31/2023	180,000	(1,840)	—	(1,840)
1.8875%	3-month USD-LIBOR	6/7/2023	33,600	(382)	—	(382)
1.569%	3-month USD-LIBOR	7/6/2023	40,500	(708)	—	(708)
1.615%	3-month USD-LIBOR	8/18/2023	73,000	(1,211)	—	(1,211)
3.1615%	3-month USD-LIBOR	10/9/2023	31,600	833	—	833
3-month USD-LIBOR	3.09009%	10/31/2023	58,020	(1,371)	—	(1,371)
3-month USD-LIBOR	3.0965%	10/31/2023	57,685	(1,380)	—	(1,380)
American Funds Strategic Bond Fund — Page 9 of 12

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
2.42%	3-month USD-LIBOR	11/18/2023	$50,000	$(112)	$—	$(112)
U.S. EFFR	2.4435%	12/20/2023	14,017	(108)	—	(108)
U.S. EFFR	2.45375%	12/20/2023	125,559	(1,024)	—	(1,024)
U.S. EFFR	2.4325%	12/21/2023	32,000	(229)	—	(229)
1.805%	U.S. EFFR	2/21/2024	48,000	(1,084)	—	(1,084)
2.524%	3-month USD-LIBOR	4/14/2025	9,000	(18)	—	(18)
2.354%	3-month USD-LIBOR	9/25/2025	109,600	(1,174)	—	(1,174)
3-month USD-LIBOR	2.638%	1/3/2026	57,500	(46)	—	(46)
6-month JPY-LIBOR	0.1277%	3/24/2026	¥500,000	(17)	—	(17)
6-month JPY-LIBOR	(0.0823)%	7/11/2026	1,200,000	138	—	138
3-month USD-LIBOR	1.6835%	11/2/2026	$3,900	267	—	267
3-month USD-LIBOR	1.688%	11/2/2026	2,100	143	—	143
28-day MXN-TIIE	8.07%	1/1/2027	MXN180,000	356	—	356
28-day MXN-TIIE	8.135%	1/14/2027	102,000	183	—	183
3-month USD-LIBOR	2.38%	2/15/2027	$13,100	264	—	264
2.4805%	3-month USD-LIBOR	3/21/2027	27,000	(356)	—	(356)
2.3335%	3-month USD-LIBOR	3/29/2027	25,000	(606)	—	(606)
2.333%	3-month USD-LIBOR	3/29/2027	30,000	(729)	—	(729)
28-day MXN-TIIE	7.47%	4/5/2027	MXN60,000	234	—	234
0.8153%	6-month EURIBOR	4/28/2027	€14,500	250	—	250
3-month SEK-STIBOR	1.125%	4/28/2027	SKr138,000	(214)	—	(214)
3-month USD-LIBOR	2.293%	5/3/2027	$5,800	160	—	160
28-day MXN-TIIE	7.625%	5/20/2027	MXN108,000	377	—	377
3-month USD-LIBOR	2.2935%	7/17/2027	$15,000	431	—	431
0.8518%	6-month EURIBOR	8/21/2027	€6,200	111	—	111
3-month SEK-STIBOR	1.215%	8/21/2027	SKr60,000	(129)	—	(129)
2.2295%	3-month USD-LIBOR	9/22/2027	$9,800	(343)	—	(343)
3-month USD-LIBOR	2.388%	10/31/2027	89,000	2,011	—	2,011
3-month USD-LIBOR	2.31934%	11/17/2027	11,900	339	—	339
3-month USD-LIBOR	2.31613%	11/17/2027	11,100	319	—	319
2.91%	3-month USD-LIBOR	2/1/2028	19,100	100	—	100
2.908%	3-month USD-LIBOR	2/1/2028	19,100	99	—	99
2.925%	3-month USD-LIBOR	2/1/2028	15,300	90	—	90
2.92%	3-month USD-LIBOR	2/2/2028	14,500	82	—	82
2.919%	3-month USD-LIBOR	7/16/2028	20,500	386	—	386
6-month GBP-LIBOR	1.6567%	9/28/2028	£11,900	(324)	—	(324)
3-month USD-LIBOR	2.679%	4/14/2030	$4,800	28	—	28
3-month USD-LIBOR	2.514%	9/25/2030	58,300	1,267	—	1,267
3-month USD-LIBOR	2.35%	3/24/2031	11,700	439	—	439
3-month USD-LIBOR	2.22%	6/7/2031	7,300	360	—	360
3-month USD-LIBOR	1.8929%	7/6/2031	8,700	669	—	669
3-month USD-LIBOR	1.87%	8/18/2031	15,500	1,225	—	1,225
3-month USD-LIBOR	2.57%	11/18/2031	11,000	242	—	242
3-month USD-LIBOR	2.9625%	2/1/2038	11,400	35	—	35
3-month USD-LIBOR	2.963%	2/1/2038	11,500	35	—	35
3-month USD-LIBOR	2.986%	2/1/2038	9,200	13	—	13
3-month USD-LIBOR	2.967%	2/2/2038	8,900	25	—	25
U.S. EFFR	2.505%	3/22/2048	2,500	3	—	3
U.S. EFFR	2.51375%	3/22/2048	2,800	(2)	—	(2)
U.S. EFFR	2.40875%	4/13/2048	14,000	294	—	294
American Funds Strategic Bond Fund — Page 10 of 12

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.43625%	4/19/2048	$14,000	$213	$—	$213
U.S. EFFR	2.554%	4/26/2048	11,200	(104)	—	(104)
U.S. EFFR	2.625%	5/25/2048	22,000	(531)	—	(531)
2.638%	U.S. EFFR	8/1/2048	9,800	263	—	263
U.S. EFFR	2.52%	8/24/2048	5,700	(12)	—	(12)
3.1675%	3-month USD-LIBOR	9/27/2048	29,000	1,999	—	1,999
6-month GBP-LIBOR	1.7927%	10/4/2048	£4,600	(364)	—	(364)
3.236%	3-month USD-LIBOR	10/31/2048	$13,340	1,122	—	1,122
3.22859%	3-month USD-LIBOR	10/31/2048	13,335	1,101	—	1,101
3-month USD-LIBOR	3.19%	11/29/2048	17,500	(1,300)	—	(1,300)
					$—	$3,595
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 12/31/2018 (000)
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	$264,715	$(1,469)	$(4,992)	$3,523
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	30,681	(612)	(1,372)	760
					$(6,364)	$4,283
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $118,671,000, which represented 20.00% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Coupon rate may change periodically.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,857,000, which represented .31% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,950,000, which represented 2.69% of the net assets of the fund.
[9]	Amount less than one thousand.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
American Funds Strategic Bond Fund — Page 11 of 12

Key to abbreviations and symbols
AUD = Australian dollars	INR = Indian rupees
Auth. = Authority	JPY/¥ = Japanese yen
BA = Banker’s acceptances	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CLP = Chilean pesos	NGN = Nigerian naira
COP = Colombian pesos	Rev. = Revenue
Dev. = Development	SEK/SKr = Swedish kronor
Econ. = Economic	SGD = Singapore dollars
EONIA = Euro Overnight Index Average	SONIA = Sterling Overnight Interbank Average Rate
EFFR = Effective Federal Funds Rate	STIBOR = Stockholm Interbank Offered Rate
EUR/€ = Euros	TIIE = Equilibrium Interbank Interest Rate
EURIBOR = Euro Interbank Offered Rate	USD/$ = U.S. dollars
G.O. = General Obligation	UYU = Uruguayan pesos
GBP/£ = British pounds	ZAR = South African rand
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2019 Capital Group. All rights reserved.
MFGEFPX-112-0219O-S66011	American Funds Strategic Bond Fund — Page 12 of 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Strategic Bond Fund (the “Fund”), as of December 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 14, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Strategic Bond Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Strategic Bond Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2019